Exhibit 99.2

STERLING
Financial Corporation

announces the agreement to acquire:

Lynnwood Financial Group

LFG

Investor Presentation

February 13, 2006

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Franchise Enhancing

STERLING SAVINGS BANK
Sterling Savings Bank Branch
Golf Savings Bank Branch
Golf Savings Bank LPO
Mukilteo
Lynnwood
Edmonds
Woodway
Brier
Lake Forest Park
Bothell
Shoreline
Poulsbo
Duvall
Kirkland
Redmond
Carnation
Hunts Point
Clyde Hill
Medina
Beaux Arts Village
Mercer Island
Bremerton
Port Orchard
Newcastle
Issaquah
Renton
Burien
Tukwila
Normandy Park
SeaTac
Des Moines
Gig Harbor
Ruston
Auburn
Black Diamond
Tacoma
Edgewood
Algona
Milton
104
524
5
405
3
90
16
167
18
163
705
0
8.26mi
Copyright (C) 2006 SNL Financial LC. All rights reserved

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Estimated Cost Savings

($ in millions)

Item		Anticipated Savings 1st 12 Months
Compensation	$	1.3
Other		0.2
Total Estimated Pretax Cost Savings	$	1.5
% of the Company's 2005 Noninterest Expense Budget		4.3%

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[LOGO]

announces the agreement to acquire:

[LOGO]

Investor Presentation
February 13, 2006

Transaction Rationale

•              Combination of two robust origination engines creates significant regional mortgage operation

•        Combined, Sterling and Lynnwood generated $5.0 billion in mortgage loans in 2005

•        Immediate opportunity to expand upon Lynnwood’s strong asset generation platform currently hampered by capital constraints

•          Construction lending prowess along the I-5 corridor north of Seattle complements Sterling’s existing Puget Sound franchise

•        Strong economic growth of the market due to Boeing’s growth in airplane orders and increased hiring

•          Lynnwood’s strong financial performance makes the deal immediately accretive to earnings

•        Pricing is reasonable at 6.9x 2005 earnings and 1.8x tangible book value

•        Modest savings built into financial forecast of combined operations - minimal disruption to existing Lynnwood operation

•        Ability to further service existing Lynnwood customers with more expansive array of Sterling products and services will drive further profitability

•          The entire executive management team is continuing with Sterling and is highly enthusiastic about the potential of this merger

•        Lynnwood’s hand-picked successor executive team has worked together for five years and has signed employment contracts with Sterling.  Continuity assures that customers and employees will remain

•        A deep rooted high-touch, team-oriented culture driven by premier customer service fits in with Sterling’s Hometown Helpful approach

Strong business in-place today - no time spent ‘fixing’ things

•          Lynnwood 2005 mortgage origination of $1.7 billion complements Sterling’s production of $3.3 billion

•        Over 2/3rds of Lynnwood’s mortgage originations in ‘05 were purchase transactions

•        All of Lynnwood’s production is retail; no loans sourced from brokers

•          Seasoned team of producers with a seasoned tenure at Lynnwood and deep experience in the business

•        Proven ability to produce in variety of business cycles

•          Size and scale allows new mortgage company to take advantage of hedging process and future securitization, which will improve profitability

•          Productive construction lending team originated nearly $450 million in construction loans in 2005

•          Lynnwood’s net interest margin of 5.64% and asset growth rate of nearly 75% in 2005 will boost Sterling’s growth and profitability

•          While credit quality throughout the region is stable, Lynnwood’s long history of solid credit quality with very low net charge-offs exemplifies the strength of their credit discipline

•          Excellent existing customer base

•        Long tenure with Lynnwood

•        Significant opportunities for further penetration

Franchise Enhancing

[GRAPHIC]

Transaction Summary

Form of Consideration	• 1,800,000 Sterling Shares and,
• $15,750,000 Cash
• Fixed shares, fixed cash
• Options rolled

Transaction Value	• Based on Sterling closing price of $26.70 on February 10th, 2006,
• Aggregate deal value of approximately $65.3 million to Lynnwood shareholders
• Value of approximately $61.42 per Lynnwood share

Distribution	• Lynnwood founder to receive 100% of the cash consideration, plus Sterling shares (shareholder agreement in place)
• Other Lynnwood shareholders will receive Sterling shares

Tax Treatment	• Tax-deferred for Lynnwood shareholders receiving stock

Corporate Structure	• Lynnwood will be merged into Sterling. Golf Savings Bank and Golf Escrow will be maintained as separate subsidiaries

Board Representation	• Founder and outside directors to remain on Golf Savings Bank’s Board of Directors, along with existing Sterling executives to be named

Deal Protection	• $2,500,000 “Superior Transaction” termination fee to be paid to Sterling if Lynnwood terminates and pursues a different business combination

Walk-Away Protection

•      Lynnwood will have the right to terminate the agreement if, prior to closing, Sterling’s stock price has declined below $22.56 and underperformed an index of Western financial institutions by more than 15%.

• This right to terminate can be cured by Sterling if Sterling elects to increase the consideration by an adjustment factor

Due Diligence	• Completed

Employment Agreements	• Lynnwood Founder has entered into 5 year consulting agreement
• Lynnwood executive team has entered into employment agreements

Conditions to Closing	• Regulatory approvals
• Lynnwood Shareholder approval (2/3’s of ‘non-founder’ shares)

Anticipated Closing	• Q3 2006

Pro Forma Earnings Impact

($ in millions)

	Projected for Fiscal	Pro Forma 12
Earning Projections	Year 2006	Months

Sterling Earnings (1)	$69.7	$69.7

Lynnwood Earnings, net of taxes (2)	3.8	9.3

Estimated Cost Savings, net of taxes (3)	0.5	1.0

CDI Amortization Expense (4)	(0.5)	(1.0)

Additional Funding Costs, net of taxes (5)	(0.5)	(0.9)

Pro Forma Net Income	$73.0	$78.1

Earnings Per Share (6)	$2.02	$2.11

Current Sterling EPS Estimate (1)	$1.98	$1.98

Accretion to Sterling EPS ($)	$0.04	$0.13

Accretion to Sterling EPS (%)	2%	7%

(1)   Based on midpoint of EPS guidance for 2006 (from Sterling’s January 30, 2006 Earnings Release) of $1.98 and assuming 35.2 million fully diluted shares for Sterling.

(2)   Based on Lynnwood’s internal forecast for 2006, assuming the merger consummated early in the 3rd Quarter of 2006 and reduced for estimated conversion costs.

(3)   Assumes cost savings equivalent to approximately 2.3% of Lynnwood’s 2005 forecast non-interest expense in 2006 and 4.3% for a full 12 months.

(4)   The core deposit intangible is estimated to be 6.0% of Lynnwood’s core non-CD deposits and is assumed to be amortized straight-line over 8 years.

(5)   Assumes additional funding of $20 - $25 million at approximately 6.5%.  Such funding would qualify for regulatory Tier II Capital.

(6)   Assumes 36.1 million and 37.0 million average diluted shares outstanding respectively.

Estimated Cost Savings

($ in millions)

Anticipated Savings
Item	1st 12 Months

Compensation	$1.3

Other	0.2

Total Estimated Pretax Cost Savings	$1.5

% of the Company’s 2005 Noninterest Expenses	4.3%

Estimated Restructuring Costs

•      Sterling estimates pre-tax merger costs of approximately $9.1 million

($ in millions)

Cost

Transaction Costs	$1.8

Conversion / Integration Costs	2.8

Employee-Related Costs	4.5

Total Merger Costs (Pre-tax)	$9.1

Taxes	3.4

Total Merger Costs (After-tax) (1)	$5.7

% of Deal Value	8.8%

(1)   Assumes employee-related costs, conversion/integration costs and some transaction costs are fully tax-deductible at a tax rate of 37%.

Summary Financial Impact

($ in millions)

	Sterling (1)	Lynnwood (2)	Pro Forma (3)
	(unaudited)
Assets	$7,558	$497	$8,055

Loans	$4,893	$469	$5,362

Deposits	$4,806	$417	$5,223

Borrowings	$2,166	$40	$2,206

Equity	$507	$35	$542

Market Cap. (4)	$932	$ N/A	$980

Branches	140	1	141

Mortgage Loan Production Offices	32	7	39

Mortgage Loan Originations	$3.3 billion	$1.7 billion	$5.0 billion

(1).      Data for SFC as of December 31, 2005.  Source: from January 30, 2006 Earnings Release.

(2).      Data for LFG as of December 31, 2005.  Source: Internal Unaudited Financials.

(3).      Every pro forma number except for equity excludes purchase accounting adjustments.

(4).      The calculation of pro forma market capitalization assumes that Lynnwood shareholders receive 1.8 million shares of Sterling common stock.

Appendix

Sterling’s Historical Balance Sheet

($ in thousands)

	As of December 31,
	2002	2003	2004	2005
Assets
Cash and Equivalents	$78,591	$66,983	$94,468	$132,169
Securities	830,168	1,073,184	2,204,585	2,128,539
Total Cash and Securities	908,759	1,140,167	2,299,053	2,260,708

Gross Loans	2,440,678	2,956,647	4,315,463	4,949,293
Loan Loss Reserves	(27,866)	(35,605)	(49,362)	(55,483)
Total Net Loans	2,412,812	2,921,042	4,266,101	4,893,810

Real Estate Owned	3,953	4,226	1,865	779
Total Intangibles	43,977	47,956	132,246	130,332
Other Assets	136,563	165,930	242,959	273,299
Total Assets	$3,506,064	$4,279,321	$6,942,224	$7,558,928

Liabilities
Deposits	$2,014,096	$2,455,076	$3,863,296	$4,806,301
Total Borrowings	1,251,966	1,527,166	2,547,767	2,165,826
Other Liabilities	36,346	46,731	61,317	80,116
Total Liabilities	$3,302,408	$4,028,973	$6,472,380	$7,052,243

Equity	$203,656	$250,348	$469,844	$506,685

Total Liabilities and Equity	$3,506,064	$4,279,321	$6,942,224	$7,558,928

Source:  SNL Financial.

Sterling’s Historical Income Statement

($ in thousands)

	For the Year Ended December 31,
	2002	2003	2004	2005
Total lnterest Income	$197,313	$214,727	$319,761	$387,811
Total Interest Expense	96,965	89,807	122,945	171,276
Net Interest Income	100,348	124,920	196,816	216,535

Loan Loss Provision	11,867	10,500	12,150	15,200

Non- Int Income	21,283	24,323	40,706	49,350

Gain on Sale of Securities	2,925	3,694	4,571	(57)
Gain on Sale of Loans	4,872	5,718	2,522	10,276

Comp and Benefits	42,861	51,066	77,617	93,367
Occupancy and Equip	12,534	14,687	23,051	26,411
Other Non-Interest Expense	25,548	28,811	47,702	50,503
Non- Int Expense	80,943	94,564	148,370	170,281

Net Income Before Taxes	36,618	53,591	84,095	90,623
Income Taxes	11,031	18,678	27,790	29,404
Net Income	$25,587	$34,913	$56,305	$61,219

EPS- Diluted	$1.16	$1.42	$1.62	$1.75

Lynnwood’s Historical Balance Sheet

($ in thousands)

	As of December 31,
	2002	2003	2004	2005
Assets
Cash and Equivalents	$3,463	$3,782	$3,075	$13,667
Securities	2,315	2,897	3,213	4,085
Total Cash and Securities	5,778	6,679	6,288	17,752

Residential 1-4 Fam. RE	74,367	37,208	49,268	64,580
Construction RE	119,500	139,414	209,279	337,234
Commercial Term	—	2,315	13,601	57,004
Other Loans	729	1,765	4,175	13,168
Gross Loans	194,596	180,702	276,323	471,986
Loan Loss Reserves	(1,084)	(1,261)	(2,126)	(3,102)
Total Net Loans	193,512	179,441	274,197	468,884

Real Estate Owned	—	261	121	—
Total Intangibles	—	—	—	—
Other Assets	3,632	5,025	5,885	11,021
Total Assets	$202,922	$191,406	$286,491	$497,657

Liabilities
Deposits	$129,604	$127,196	$234,137	$416,669
Total Borrowings	53,782	28,230	13,446	20,278
Trust Preferred	—	9,279	9,279	19,589
Other Liabilities	3,536	4,404	2,868	6,288
Total Liabilities	$186,922	$169,109	$259,730	$462,824

Equity	$16,000	$22,297	$26,761	$34,833

Total Liabilities and Equity	$202,922	$191,406	$286,491	$497,657

Source:  Lynnwood Financial’s 2003 & 2004 audited financial reports and internal unaudited results for December 31, 2005

Lynnwood’s Historical Income Statement

($ in thousands)

	For the Year Ended December 31,
	2002	2003	2004	2005

Total lnterest Income	$18,823	$22,295	$22,838	$35,277
Total Interest Expense	4,568	4,058	4,570	12,797
Net Interest Income	14,255	18,237	18,268	22,480

Loan Loss Provision	319	305	897	978

Non- Int Income	14,840	20,368	14,955	12,884

Gain on Sale of Securities	—	—	—	—
Gain on Sale of Loans	1,296	3,235	3,821	15,938

Comp and Benefits	17,781	23,415	20,061	26,826
Occupancy and Equip	1,369	1,752	2,254	2,836
Other Non-Interest Expense	4,419	5,280	5,003	6,465
Non- Int Expense	23,569	30,447	27,318	36,127

Net Income Before Taxes	6,503	11,088	8,829	14,197
Income Taxes	2,350	3,898	2,483	4,733
Net Income	$4,153	$7,190	$6,346	$9,464

Source:  Lynnwood Financial’s 2002, 2003 & 2004 audited financial reports and internal unaudited results for December 31, 2005

Forward-Looking Statements

Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Sterling Financial Corporation (“Sterling”) and Lynnwood Financial Group, Inc. (“Lynnwood”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and Lynnwood’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and Lynnwood and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Lynnwood may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Sterling or Lynnwood may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and Lynnwood’s markets may increase significantly and could adversely affect operations; and (10) an economic slowdown, either nationally or in the market in which Sterling does business, could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389.

Sterling and Lynnwood caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or Lynnwood or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sterling and Lynnwood do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information and Where To Find It

Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Lynnwood expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction.  Investors and security holders of Sterling and Lynnwood are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Lynnwood and the proposed merger.  In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Lynnwood, Sterling files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission.  Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov.  These documents may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389.  In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingsavingsbank.com.

Sterling, Lynnwood and their respective officers and directors may be deemed to be participate in the solicitation of proxies from the security holders of Lynnwood with respect to the transactions contemplated by the proposed merger.  Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2005 annual meeting of shareholders field with the Securities and Exchange Commission on March 25, 2005.  A description of the interests of the directors and executive officers of Sterling and Lynnwood in the merger will be set forth in Lynnwood’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.